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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934

Date of Report (Date of earliest event reported):  March 26, 1999

                             BOSTON CHICKEN, INC.
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            (Exact name of registrant as specified in this charter)

Delaware                        0-22802                       36-3904053
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(State or other               (Commission                   (IRS Employer
jurisdiction of                 File No.)                 Identification No.)
incorporation)

     14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
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                   (Address of principal executive offices)


                                (303) 278-9500
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5. Other Events.

     Restatement of Financial Results. In the course of performing the 1998
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year-end financial audit, management of the Company has determined it will be necessary to re-audit and restate 1997 fiscal year-end financial statements. PricewaterhouseCoopers, LLP ("PWC"), the Company's recently appointed independent auditors, had advised the Company that, absent sufficient competent evidential matter to support both the appropriateness of certain accounting methods and principles and the reasonableness of certain assumptions used by prior management in reporting certain estimates, PWC would likely be unable to opine on the Company's fiscal 1998 financial statements. While the Company's present management recognizes that such information and evidence was scrutinized by prior management and by the Company's former independent auditors, it has been unable to provide PWC sufficient information and evidence to permit PWC to opine on the Company's fiscal 1998 financial statements. Therefore, the Company must revise and restate 1997 fiscal year-end financial results based on information presently available to it, which will also result in restatements of interim period financial reports for fiscal 1998. The Company believes that any restatement of historical financial results will have no direct impact on its cash and liquidity positions, its debtor-in-possession credit facility or on current operations. None of the restatements are related to, or impact, the financial results of Einstein/Noah Bagel Corp., a majority-owned subsidiary of the Company.

     The Company expects to file amended reports on Form 10-Q for the quarterly periods ended April 19, 1998, July 12, 1998 and October 4, 1998. The amended reports are expected to contain restated financial statements and revised management's discussion and analysis reflecting, among other things, a substantial material increase in area developer loan loss reserves recognized in 1997. The Company is currently reviewing and evaluating the Company's historical accounting policies and practices, which could result in additional material adjustments to 1997 year-end and 1998 interim net losses. The Company is unable to determine at this time whether its review and evaluation of historical accounting policies and practices will result in revisions to additional historical financial statements. The examination and evaluation of matters relating to both current period and prior period financial statements will not be completed prior to March 29, 1999, the date on which the Company is required to file its Annual Report on Form 10-K for the fiscal year ended December 27, 1998 and the Company is currently unable to estimate the date on which the applicable filings will be made.

     Engagement of Financial Advisor.  The Company has engaged BT Alex.Brown
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Incorporated to assist the Company in formulating alternative plans of reorganization in connection with the Company's Chapter 11 reorganization proceedings under the jurisdiction of the United States Bankruptcy Court in the District of Arizona. BT Alex.Brown will also be available to provide financial advice and assistance in a number of other matters related to the Company's reorganization, including assisting in determining an appropriate capital structure for the Company and analyzing current or potential reorganization plans. BT Alex.Brown is also advising and assisting the Company in preparing the documentation necessary to permit the Company to explore strategic alternatives, including any potential investment proposals from strategic or financial investors or buyers. The Company is currently unable to predict the outcome of these strategic alternatives or the terms of any reorganization plan that may be submitted to the Bankruptcy Court for approval.

               SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

   Certain statements in this Form 8-K constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, its subsidiaries and their stores, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

   On October 5, 1998, the Company and its Boston Market-related subsidiaries filed voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code and are operating as debtors-in possession. The Company's success is dependent upon, among other things, further improvements in Boston Market store-level operating performance, approval of various plans and initiatives by the Bankruptcy Court, the formulation of an acceptable reorganization plan and Bankruptcy Court approval of the reorganization plan.
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   In general, the results, performance or achievements of the Company, its subsidiaries and their stores are dependent upon a number of factors including, without limitation, the following: store performance (including sales and profit margins); competition; success of operating initiatives; development and operating costs; retention of employees; advertising and promotional efforts; brand awareness; adverse publicity; acceptance of new product offerings (e.g., menu items and pricing structures); changes in business strategy; changes in development plans; availability and cost of capital; food, labor and employee benefit costs; changes in government regulations; regional weather conditions; compliance with Year 2000 requirements by the Company and its third party vendors; and other factors referenced in the Company's filings with the Securities and Exchange Commission ("Commission"). These cautionary statements by the Company should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by the Company. The Company cannot always predict or determine after the fact what factors would cause actual results to differ materially from those indicated by the forward-looking statements or other statements. In addition, readers are urged to consider statements that include the terms "believes", "expects", "plans", or the like to be uncertain and forward-looking. All cautionary statements should be read as being applicable to all forward-looking statements wherever they appear.

   The Company is in the process of resolving comments of the Commission Staff with respect to certain reports filed under the Securities Exchange Act of 1934. The Company hopes to resolve these comments in connection with the restatement of its historical financial statements, although there can be no assurance it will be able to do so.


                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 26, 1999

                              BOSTON CHICKEN, INC.


                              By: /s/Lawrence E. White
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                                  Lawrence E. White
                                  Executive Vice President and
                                  Chief Financial Officer